Exhibit 24

                   POWER OF ATTORNEY

 (Form S-8 for ShopKo Stores, Inc. 2000 Executive Long
                 Term Incentive Plan)


     The undersigned director of ShopKo Stores, Inc.
designates each of William J. Podany and Richard D.
Schepp, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Stores,
Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities
Exchange Act of 1934, as amended, and the Securities
Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 6th day of September, 2000.




                              /s/  Jack W. Eugster
                              -----------------------
                              Jack W. Eugster

                   POWER OF ATTORNEY

 (Form S-8 for ShopKo Stores, Inc. 2000 Executive Long
                 Term Incentive Plan)


     The undersigned director of ShopKo Stores, Inc.
designates each of William J. Podany and Richard D.
Schepp, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Stores,
Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities
Exchange Act of 1934, as amended, and the Securities
Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 6th day of September, 2000.





                              /s/  Jeffrey C. Girard
                              -------------------------
                              Jeffrey C. Girard

                   POWER OF ATTORNEY

 (Form S-8 for ShopKo Stores, Inc. 2000 Executive Long
                 Term Incentive Plan)


     The undersigned director of ShopKo Stores, Inc.
designates each of William J. Podany and Richard D.
Schepp, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Stores,
Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities
Exchange Act of 1934, as amended, and the Securities
Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 6th day of September, 2000.





                              /s/  Dale P. Kramer
                              ---------------------
                              Dale P. Kramer

                   POWER OF ATTORNEY

 (Form S-8 for ShopKo Stores, Inc. 2000 Executive Long
                 Term Incentive Plan)


     The undersigned director of ShopKo Stores, Inc.
designates each of William J. Podany and Richard D.
Schepp, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Stores,
Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities
Exchange Act of 1934, as amended, and the Securities
Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 6th day of September, 2000.





                              /s/  John G. Turner
                              ---------------------
                              John G. Turner

                   POWER OF ATTORNEY

 (Form S-8 for ShopKo Stores, Inc. 2000 Executive Long
                 Term Incentive Plan)


     The undersigned director of ShopKo Stores, Inc.
designates each of William J. Podany and Richard D.
Schepp, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Stores,
Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities
Exchange Act of 1934, as amended, and the Securities
Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 6th day of September, 2000.





                              /s/  Stephen E. Watson
                              -------------------------
                              Stephen E. Watson

                   POWER OF ATTORNEY

 (Form S-8 for ShopKo Stores, Inc. 2000 Executive Long
                 Term Incentive Plan)


     The undersigned director of ShopKo Stores, Inc.
designates each of William J. Podany and Richard D.
Schepp, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Stores,
Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities
Exchange Act of 1934, as amended, and the Securities
Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 6th day of September, 2000.





                              /s/  Gregory H. Wolf
                              -----------------------
                              Gregory H. Wolf

                   POWER OF ATTORNEY

 (Form S-8 for ShopKo Stores, Inc. 2000 Executive Long
                 Term Incentive Plan)


     The undersigned director of ShopKo Stores, Inc.
designates each of William J. Podany and Richard D.
Schepp, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf in all of his capacities with ShopKo Stores, Inc. the ShopKo Stores,
Inc. Registration Statement on Form S-8 and any related amendments and/or supplements to said Forms S-8; (ii) generally doing all things in his name and on his behalf in all his capacities to enable ShopKo Stores, Inc. to comply with the provisions of the Securities
Exchange Act of 1934, as amended, and the Securities
Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 6th day of September, 2000.





                              /s/  William Podany
                              ------------------------
                              William J. Podany